  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 1998.
                                                     REGISTRATION NO. 333-43687

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                      PRE-EFFECTIVE AMENDMENT NO. 5
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                        WADDELL & REED FINANCIAL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    6211                    51-0261715
           (PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)
                                                          (I.R.S. EMPLOYER
     (STATE OR OTHER                                    IDENTIFICATION NO.)
     JURISDICTION OF
     INCORPORATION OR
      ORGANIZATION)

                               6300 LAMAR AVENUE
                          OVERLAND PARK, KANSAS 66202
                                (913) 236-2000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                KEITH A. TUCKER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        WADDELL & REED FINANCIAL, INC.
                               6300 LAMAR AVENUE
                          OVERLAND PARK, KANSAS 66202
                                (913) 236-2000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------
                                  COPIES TO:
           ALAN J. BOGDANOW                        MATTHEW J. MALLOW
        HUGHES & LUCE, L.L.P.             SKADDEN, ARPS, SLATE, MEAGHER & FLOM
     1717 MAIN STREET, SUITE 2800                         LLP
         DALLAS, TEXAS 75201                        919 THIRD AVENUE
            (214) 939-5500                      NEW YORK, NEW YORK 10022
                                                     (212) 735-3000

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  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                                ---------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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                               EXPLANATORY NOTE

  The Prospectus relating to the shares of Class A Common Stock to be used in connection with a United States and Canadian offering (the "U.S. Prospectus") is set forth following this page. The Prospectus to be used in a concurrent international offering (the "International Prospectus") will consist of the alternate page set forth following the U.S. Prospectus and the balance of the pages included in the U.S. Prospectus for which no alternate is provided. The U.S. Prospectus and the International Prospectus are identical except that they contain different front cover pages.

                                    PART II

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table indicates the estimated expenses to be incurred in connection with the Offering, all of which will be paid by the Company.

   SEC registration fee.............................................. $ 177,728
   NASD fee..........................................................    30,500
   NYSE listing fee..................................................   210,600
   Accounting fees and expenses......................................     *
   Legal fees and expenses...........................................     *
   Printing and engraving............................................     *
   Transfer Agent's fees.............................................     *
   Blue Sky fees and expenses (including counsel fees)...............     *
   Miscellaneous expenses............................................     *
                                                                      ---------
     Total........................................................... $    *
                                                                      =========

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* To be supplied by amendment

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  The Company's Certificate of Incorporation provides that no director of the Company will be personally liable to the Company or any of its stockholders for monetary damages arising from the director's breach of fiduciary duty as a director, with certain limited expectations. See "Description of Capital Stock--Certificate of Incorporation and Bylaw Provisions--Liability of Directors; Indemnification" in the Prospectus.

  Pursuant to the provisions of (S) 145 of the Delaware General Corporation Law, every Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee, or agent of any corporation, partnership, joint venture, trust, or other enterprise, against any and all expenses, judgments, fines, and amounts paid in settlement and reasonably incurred in connection with such action, suit, or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner such person reasonably believed to be in the best interest, or not opposed to the best interest, of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

  The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification will be made in the event of any adjudication of negligence or misconduct unless the court, in its discretion, believes that in light of all the circumstances indemnification should apply.

  To the extent any of the persons referred to in the two immediately preceding paragraphs is successful in the defense of such actions, such person is entitled, pursuant to Section 145, to indemnification as described above.

  The Company's Certificate of Incorporation and Bylaws provide for indemnification to officers and directors of the Company to the fullest extent permitted by the Delaware General Corporation Law. See "Description of Capital Stock--Certificate of Incorporation and Bylaw Provisions--Liability of Directors; Indemnification" in the Prospectus.

  The form of Underwriting Agreement filed as Exhibit 1.1 contains agreements of indemnity between the Company and the Underwriters and controlling persons against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments which the Underwriters or any such controlling persons may be required to make in respect thereof.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

  None.

ITEMS 16. EXHIBITS

  (a) Exhibits:

 EXHIBIT
 NUMBER                          DESCRIPTION OF EXHIBIT
 -------                         ----------------------
  1.1+   --Form of Underwriting Agreement
  3.1+   --Certificate of Incorporation of the Company
  3.2+   --Bylaws of the Company
  4.1+   --Specimen of Common Stock Certificate
  4.2+   --Promissory Note of United Investors Management Company, payable to
          Torchmark Corporation,
          dated November 25, 1997
  4.3+   --Promissory Note of United Investors Management Company, payable to
          Liberty National Life
          Insurance Company, dated November 25, 1997
  4.4+   --Promissory Note of Waddell & Reed Financial Services, Inc., payable to United Investors Management Company, dated December 23, 1996
  4.5+   --Assignment by United Investors Management Company to Liberty
          National Life Insurance Company, dated December 23, 1996
         --Form of Opinion of Hughes & Luce, L.L.P. regarding legality of
  5.1*    securities being registered
 10.1+   --Form of Public Offering and Separation Agreement between Torchmark
          Corporation and Waddell
          & Reed Financial, Inc.
 10.2+   --Form of Tax Disaffiliation Agreement between Torchmark Corporation and Waddell & Reed
          Financial, Inc.
 10.3+   --Form of Investment Services Agreement between Waddell & Reed
          Investment
          Management Company and Waddell & Reed Asset Management Company.
 10.4+   --General Agent Contract, dated January 1, 1985, between United
          Investors Life Insurance Company
          and W&R Insurance Agency, Inc.
 10.5+   --Form of Amendment Extending General Agent Contract between United
          Investors Life Insurance
          Company and W & R Insurance Agency, Inc.
 10.6+   --Independent Agent Contract, dated June 25, 1997, between United
          American Insurance Company,
          W & R Insurance Agency, Inc., and affiliates identified therein.
 10.7+   --Form of Amendment Extending Independent Agent Contract between
          United American Insurance
          Company, W & R Insurance Agency, Inc., and affiliates identified therein.
 10.8+   --Form of The 1998 Stock Incentive Plan.
 10.9+   --Form of The 1998 Non-Employee Director Stock Option Plan.
 10.10+  --Form of The 1998 Executive Deferred Compensation Stock Option Plan.
 10.11** --Form of Waddell & Reed Financial, Inc. Savings and Investment Plan.
 10.12** --Form of Waddell & Reed Financial, Inc. Retirement Income Plan.
 10.13** --Form of Waddell & Reed, Inc. Career Field Retirement Plan.
 10.14** --Form of Administration Contract between United Investors Park
          Owners' Association and Waddell & Reed Property Management Division.
 10.15+  --Form of Agreement Amending Distribution Contract between United
          Investors Life Insurance Company and TMK/United Funds, Inc.
 10.16+  --Distribution Contract, dated April 4, 1997, between United Investors
          Life Insurance Company and TMK/United Funds, Inc.
 10.17+  --Form of Agreement Amending Principal Underwriting Agreement between
          United Investors Life Insurance Company and Waddell & Reed, Inc.
 10.18+  --Principal Underwriting Agreement, dated May 1, 1990, between United
          Investors Life Insurance Company and Waddell & Reed, Inc.

 EXHIBIT
 NUMBER                        DESCRIPTION OF EXHIBIT
 -------                       ----------------------
 10.19+  --Form of Services Agreement between Waddell & Reed Investment
          Management Company and Waddell & Reed Asset Management Company.
 10.20+  --Form of Reciprocity Agreement between Torchmark Corporation and
          Waddell & Reed Financial, Inc.
 10.21+  --Form of Administrative Services Agreement between Torchmark
          Corporation and Waddell & Reed Financial, Inc.
 21.1+   --Subsidiaries of the Registrant
 23.1*   --Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1)
 23.2**  --Consent of KPMG Peat Marwick LLP
 24.1+   --Powers of Attorney (appearing on Signature Page of Registration
          Statement on Form S-1 filed
          January 2, 1998, Registration No. 333-43687).
 27.1+   --Financial Data Schedule

--------
 *To be filed by amendment.
**Filed herewith.
 +Previously filed.

  (b) Financial Statement Schedules:

  Financial statement schedules are omitted as not required or not applicable or because the information is included in the Financial Statements or notes thereto.

ITEM 17. UNDERTAKINGS.

  The undersigned Registrant hereby undertakes to provide to the Underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the underwriting agreements, the Company's Certificate of Incorporation, Bylaws, Delaware law or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  The undersigned Registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the Offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF OVERLAND PARK, STATE OF KANSAS, ON MARCH 2, 1998.

                                         Waddell & Reed Financial, Inc.

                                                   /s/ Ronald K. Richey
                                         By: __________________________________
                                                    RONALD K. RICHEY
                                                  CHAIRMAN OF THE BOARD

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                       TITLE                 DATE

                 *                    Chairman of the
------------------------------------   Board                  March 2, 1998
          RONALD K. RICHEY

        /s/ Keith A. Tucker
                                      President, Chief
------------------------------------   Executive Officer,     March 2, 1998
          KEITH A. TUCKER              and Director
         *ATTORNEY-IN-FACT             (Principal
                                       Financial Officer)

                 *                    Vice-President,
------------------------------------   Secretary, and         March 2, 1998
       FRANCIS B. JACOBS, II           Director

                 *                    Principal
------------------------------------   Accounting Officer     March 2, 1998
         MICHAEL D. STROHM

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                          DESCRIPTION OF EXHIBIT
 -------                         ----------------------
  1.1+   --Form of Underwriting Agreement
  3.1+   --Certificate of Incorporation of the Company
  3.2+   --Bylaws of the Company
  4.1+   --Specimen of Common Stock Certificate
  4.2+   --Promissory Note of United Investors Management Company, payable to
          Torchmark Corporation, dated November 25, 1997
  4.3+   --Promissory Note of United Investors Management Company, payable to
          Liberty National Life Insurance Company, dated November 25, 1997
  4.4+   --Promissory Note of Waddell & Reed Financial Services, Inc., payable to United Investors Management Company, dated December 23, 1996
  4.5+   --Assignment by United Investor Management Company to Liberty National
          Life Insurance Company, dated December 23, 1996
  5.1*   --Form of Opinion of Hughes & Luce, L.L.P. regarding legality of securities being registered
 10.1+   --Form of Public Offering and Separation Agreement between Torchmark
          Corporation and Waddell & Reed Financial, Inc.
 10.2+   --Form of Tax Disaffiliation Agreement between Torchmark Corporation and Waddell & Reed Financial, Inc.
 10.3+   --Form of Investment Services Agreement between Waddell & Reed
          Investment Management Company and Waddell & Reed Asset Management
          Company.
 10.4+   --General Agent Contract, dated January 1, 1985, between United
          Investors Life Insurance Company and W&R Insurance Agency, Inc.
 10.5+   --Form of Amendment Extending General Agent Contract between United
          Investors Life Insurance Company and W & R Insurance Agency, Inc.
 10.6+   --Independent Agent Contract, dated June 25, 1997, between United
          American Insurance Company, W & R Insurance Agency, Inc., and
          affiliates identified therein.
 10.7+   --Form of Amendment Extending Independent Agent Contract between
          United American Insurance Company, W & R Insurance Agency, Inc., and
          affiliates identified therein.
 10.8+   --Form of The 1998 Stock Incentive Plan.
 10.9+   --Form of The 1998 Non-Employee Director Stock Option Plan.
 10.10+  --Form of The 1998 Executive Deferred Compensation Stock Option Plan.
 10.11** --Form of Waddell & Reed Financial, Inc. Savings and Investment Plan.
 10.12** --Form of Waddell & Reed Financial, Inc. Retirement Income Plan.
 10.13** --Form of Waddell & Reed, Inc. Career Field Retirement Plan.
 10.14** --Form of Administration Contract between United Investors Park
          Owners' Association and Waddell & Reed Property Management Division.
 10.15+  --Form of Agreement Amending Distribution Contract between United
          Investors Life Insurance Company and TMK/United Funds, Inc.
 10.16+  --Distribution Contract, dated April 4, 1997, between United Investors
          Life Insurance Company and TMK/United Funds, Inc.
 10.17+  --Form of Agreement Amending Principal Underwriting Agreement between
          United Investors Life Insurance Company and Waddell & Reed, Inc.
 10.18+  --Principal Underwriting Agreement, dated May 1, 1990, between United
          Investors Life Insurance Company and Waddell & Reed, Inc.
 10.19+  --Form of Services Agreement between Waddell & Reed Investment
          Management Company and Waddell & Reed Asset Management Company.
 10.20+  --Form of Reciprocity Agreement between Torchmark Corporation and
          Waddell & Reed Financial, Inc.
 10.21+  --Form of Administrative Services Agreement between Torchmark
          Corporation and Waddell & Reed Financial, Inc.
 21.1+   --Subsidiaries of the Registrant
 23.1*   --Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1)
 23.2**  --Consent of KPMG Peat Marwick LLP
 24.1+   --Powers of Attorney (appearing on Signature Page of Registration
          Statement on Form S-1 filed January 2, 1998, Registration No. 333-
          43687).
 27.1+   --Financial Data Schedule

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 *To be filed by amendment.
**Filed herewith.
 +Previously filed.